UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2013

Asian Trends Media Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-52020	90-0201309
(Commission File Number)	(IRS Employer Identification No.)

203 Hankow Center, 5-15 Hankow Road
Tsimshatsui, Kowloon, Hong Kong
(Address of Principal Executive Offices)

852-2882-7026
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 29, 2013, the majority shareholder of the Company entered into a series of stock purchase agreements wherein the majority shareholder of the Company agreed to sell a total of 6,624,789 shares of common stock in the Company to five third party entities.

Item 2.01 Completion of Acquisition of Disposition of Assets

On April 30, 2013, after the receipt of consideration and completion of all conditions precedent, the stock purchase agreements described in Item 1.01 above were completed and closed.

Item 9.01 Exhibits

10.1           Stock Purchase Agreements

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIAN TRENDS MEDIA HOLDINGS, INC.

Dated: May 1, 2013	/s/ Zhi Jian Zeng
Zhi Jian Zeng
Chief Executive Officer